                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event report DECEMBER 15, 2000

              First Union National Bank (as Representative under a
            Sale and Servicing Agreement dated as of August 31, 1998
                           providing for the issuance
                  of The Money Store Trust, Series 1998-C) and
                   each of the Originators listed on Schedule
                               A attached hereto.
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             (Exact name of registrant as specified in its charter)


            *                        333-32775                          *
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(State or other jurisdiction        (Commission                   (IRS Employer
    of incorporation)              File Number)                     ID Number)


         c/o First Union National Bank, 401 South Tryon Street - NC1179
                              Charlotte, NC 28288
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                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (704) 383-9568

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          (Former name or former address, if changed since last report)


*        See Schedule A

Item 5            Other Events

                  Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the DECEMBER 15, 2000 Remittance Date.

Item 7            Financial Statements and Exhibits


Item 601(a) of Regulation
S-K Exhibit Number
------------------

20.1 Monthly statement to Class A Certificate holders with respect to the DECEMBER 15, 2000 Remittance Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST UNION NATIONAL BANK



By: /s/ Robert Ashbaugh
   -----------------------
Name: Robert Ashbaugh
Title: Vice President                                   Dated: DECEMBER 29, 2000

                                  Exhibit Index

20.1 Monthly statement sent to Class A Certificate holders with respect to the DECEMBER 15, 2000 Remittance Date.

                                   Schedule A


                                           State of                IRS Employer
Registrant                                 Incorporation           ID Number
----------                                 -------------           ------------
TMS Mortgage Inc.                          New Jersey              22-3217781
The Money Store/D.C. Inc.                  D.C.                    22-2133027
The Money Store/Kentucky Inc.              Kentucky                22-2459832
The Money Store Home Equity Corp.          Kentucky                22-2522232
The Money Store/Minnesota Inc.             Minnesota               22-3003495